UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 29, 2007
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
Explanatory Note
As previously reported, on March 29, 2007, 3Com Corporation (“3Com”), through its indirect wholly-owned subsidiary, 3Com Technologies, completed its purchase of the remaining 49 percent of H3C Technologies Co., Limited, formerly known as Huawei-3Com Co., Limited (“H3C”), that it did not already own from an affiliate of Huawei Technologies Co., Ltd. for an aggregate purchase price of US$882.0 million (the “Acquisition”). The Acquisition was consummated pursuant to the terms of a Stock Purchase Agreement by and between 3Com Technologies and Shenzhen Huawei Investment & Holding Co., Ltd., dated as of December 22, 2006. This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by 3Com on March 29, 2007 to, among other things, report the completion of the acquisition under Items 2.01 and 9.01. This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.
Safe Harbor
This Current Report on Form 8-K and the information in the exhibits attached hereto contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding EARP payments and purchase price accounting adjustments. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks detailed in the Company’s filings with the SEC. 3Com Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this release or with respect to the announcements described herein.
Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex- 23.1 Consent of Deloitte Touche Tohmatsu CPA Ltd.
Ex-23.2 Consent of KPMG hauZhen
Ex-99.1 Audited consolidated financial statements (December 31, 2006)
Ex-99.2 Audited consolidated financial statements (December 31, 2005 and 2004)
Ex-99.3 Unaudited pro forma condensed combined consolidated financial statements

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of H3C, formerly known as Huawei-3Com Co., Limited, as of and for the years ended December 31, 2006, 2005 and 2004 are filed as Exhibit 99.1 and 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd., Independent Auditors.

23.2	Consent of KPMG HuaZhen, Independent Auditors.

99.1	Audited consolidated financial statements of Huawei-3Com Co., Limited (now known as H3C Technologies Co., Limited) as of and for the year ended December 31, 2006.

99.2	Audited consolidated financial statements of Huawei-3Com Co., Limited (now known as H3C Technologies Co., Limited) as of and for the years ended December 31, 2005 and 2004.

99.3	Unaudited pro forma condensed consolidated financial statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: June 7, 2007	By:	/s/ Donald M. Halsted, III
Donald M. Halsted, III
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd., Independent Auditors.

23.2	Consent of KPMG HuaZhen, Independent Auditors.

99.1	Audited consolidated financial statements of Huawei-3Com Co., Limited (now known as H3C Technologies Co., Limited) as of and for the year ended December 31, 2006.

99.2	Audited consolidated financial statements of Huawei-3Com Co., Limited (now known as H3C Technologies Co., Limited) as of and for the years ended December 31, 2005 and 2004.

99.3	Unaudited pro forma condensed combined consolidated financial statements.